Phillip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 pr@alliancebernstein.com

News Release

AllianceBernstein Holding L.P. Announces Third Quarter Diluted Net Income of $1.20 per Unit and Declares a $1.20 per Unit Cash Distribution

New York, NY, October 24, 2007– AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) (NYSE: AB) and AllianceBernstein L.P. (“AllianceBernstein”) today reported financial and operating results for the quarter ended September 30, 2007.

AllianceBernstein Holding (The Publicly Traded Partnership):

•	Diluted net income per Unit for the quarter ended September 30, 2007 was $1.20, an increase of 38% from $0.87 for the same period in 2006.

•
Distribution per Unit for the third quarter of 2007 will be $1.20, an increase of 38% from $0.87 for the same period in 2006.  The distribution is payable on November 15, 2007 to holders of record of AllianceBernstein Holding Units at the close of business on November 5, 2007.

AllianceBernstein (The Operating Partnership):

•	Assets Under Management (AUM) at September 30, 2007 were $813 billion, a 23% increase from a year ago, due to market appreciation and net inflows across all distribution channels.

•
Net inflowsfor the three months ended September 30, 2007 were $0.4 billion, consisting of Institutional Investments net outflows of $2.1 billion, Private Client net inflows of $2.4 billion and inconsequential Retail net flows.

•
Net inflows for the twelve months ended September 30, 2007 were $33.8 billion, consisting of Institutional Investments net inflows of $14.7 billion, Retail net inflows of $9.6 billion and Private Client net inflows of $9.5 billion.

“Investment returns for clients during the third quarter were generally satisfactory despite considerable capital market turbulence. Our growth services performed especially well, exceeding the favorable benchmark performance of this style of investing for the quarter. Results in our value and fixed income services were weaker and, for the most part, trailed benchmarks slightly. Hedge fund returns were disappointing, especially in our diversified services,” said Lewis Sanders, Chairman and Chief Executive Officer.

“The firm’s organic growth rate slowed significantly during the third quarter. The previously reported loss of approximately $6 billion in index mandates was the primary factor causing net outflows in the institutional channel, the first such decline in a long while. Excluding the index terminations, inflows slowed from the pace of previous periods and the backlog of mandates awaiting funding fell somewhat as well. We anticipate, however, that the level of net inflows will improve in 2008 due to our growing momentum in the defined contribution market.

“Retail net inflows also slowed sharply, mostly as a function of net redemptions in non-U.S. funds, an apparent reaction to the market turmoil during the third quarter. Flows were also adversely affected by our previously disclosed decision to limit availability of certain separately managed account services in the U.S. While U.S. mutual fund sales continue to be strong, the timing of a recovery in non-U.S. markets is unclear. However, we remain optimistic about the long-term outlook for this business as the performance of our services continues to be quite competitive.

“Private client inflows were quite strong for the third quarter, with an annualized organic growth rate above 9%, and we anticipate continued robust growth in this channel.

“Our institutional research services business also registered a strong 18% revenue gain versus the prior year quarter, with London-based operations performing particularly well.”

Mr. Sanders concluded, “The firm’s financial performance in the third quarter exceeded our expectations, with revenue rising by 23% and net income by 38% as compared to last year’s comparable quarter. Operating margins rose by 4 percentage points to nearly 33%. While third quarter earnings were excellent, the fourth quarter will likely fall short of previous expectations, as performance fees on hedge fund services are anticipated to be substantially lower than last year. As a result, we estimate that full year earnings will be approximately $4.50 - $4.80 per unit as compared to our most recent guidance of $4.90 - $5.25, with the entire reduction attributable to lower hedge fund performance fees.  Our estimate for full year 2007 earnings is based on net asset inflows continuing at levels similar to the third quarter of 2007 (adjusted to exclude the above mentioned index terminations) and assumes equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the fourth quarter.  It is important to stress that the firm’s earnings are subject to considerable uncertainty including, but not limited to, capital market volatility, which can be amplified by the increase in assets under management subject to performance fee arrangements.”

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CONFERENCE CALL INFORMATION RELATING TO THIRD QUARTER 2007 RESULTS
OCTOBER 24, 2007 AT 5:00 P.M. (Eastern Daylight Time)

AllianceBernstein’s management will review third quarter 2007 financial and operating results on Wednesday, October 24, 2007, during a conference call beginning at 5:00 p.m. (EDT), following the release of its financial results after the close of the New York Stock Exchange.  The conference call will be hosted by Lewis A. Sanders, Chairman and Chief Executive Officer, and Gerald M. Lieberman, President and Chief Operating Officer.

Parties may access the conference call by either webcast or telephone:

1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least fifteen minutes prior to the call to download and install any necessary audio software.

2.
To listen by telephone, please dial (866) 556-2265 in the U.S./Canada or (973) 935-8521 outside the U.S./Canada, 10 minutes before the 5:00 p.m. (EDT) scheduled start time.  The conference ID# is 9323252.

The presentation that will be reviewed during the conference call is expected to be available on AllianceBernstein’s Investor Relations website shortly after the release of third quarter 2007 financial results on October 24, 2007.

An audio replay of the conference call will be made available beginning at approximately 7:00 p.m. (EDT) on October 24, 2007 and will be available for one week. To access the audio replay, please call (877) 519-4471 from the U.S., or outside the U.S., call (973) 341-3080, and provide the conference ID# 9323252.  The replay will also be available via webcast on AllianceBernstein’s website for one week.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.  AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries.  AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities.  Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers in-depth, fundamental, independent research, plus portfolio strategies, trading and brokerage-related services to its institutional investor clients.

www.alliancebernstein.com

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At September 30, 2007, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.3% of the issued and outstanding AllianceBernstein Units.  AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units at September 30, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein.  AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Cautions regarding Forward-Looking Statements
Certain statements in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider our forward-looking statements in light of these factors.  Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form 10-K for the year ended December 31, 2006 and in Part II, Item 1A of Form 10-Q for the quarter ended June 30, 2007.  Any or all of the forward-looking statements that we make in Form 10-K, Form 10-Q, this news release, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” and those listed below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
The forward-looking statements we make in this news release include estimated earnings guidance and related assumptions provided for full year 2007.  The earnings guidance is based on a number of assumptions, including, but not limited to, the following:  net asset inflows continuing after September 30, 2007 at levels similar to the third quarter of 2007 (adjusted to exclude the above mentioned index terminations) and assumes equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the fourth quarter.  Net inflows of client assets are subject to domestic and international securities market conditions, competitive factors, and relative performance, each of which may have a negative effect on net inflows; capital market performance is inherently unpredictable.  In view of these factors, and particularly given the volatility of capital markets (and the effect of such volatility on performance fees and the value of investments in respect of incentive compensation) and the difficulty of predicting client asset inflows and outflows, our earnings estimates should not be relied on as predictions of actual performance, but only as estimates based on assumptions that may or may not be correct.  There can be no assurance that we will be able to meet the investment and service goals and needs of our clients or that, even if we do, it will have a positive effect on the company’s financial performance.

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The forward-looking statements we make in this news release also include our anticipation that the level of net asset flows into our institutional channel will improve in 2008 due to our growing momentum in the defined contribution market, that robust growth will continue in our private client channel, and that we are optimistic about the long-term outlook for our retail business.  The market for defined contribution plan investment services is highly competitive and we may not be successful in winning new mandates.  Also, before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.  Growth in the private client and retail channels may be impaired by changes in competitive and securities market conditions and relative performance.  The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset inflows.

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ALLIANCEBERNSTEIN L.P.
(THE OPERATING PARTNERSHIP)
SUMMARY CONSOLIDATED STATEMENTS OF INCOME
(unaudited, $ thousands)

	Three Months Ended
	9/30/07	9/30/06
Revenues:
Investment Advisory & Services Fees	$870,282	$677,914
Distribution Revenues	120,289	103,810
Institutional Research Services	103,552	87,908
Dividend and Interest Income	72,665	63,680
Investment Gains (Losses)	25,507	18,571
Other Revenues	15,549	29,794
Total Revenues	1,207,844	981,677
Less: Interest Expense	55,022	46,966
Net Revenues	1,152,822	934,711

Expenses:
Employee Compensation & Benefits	446,938	375,655
Promotion & Servicing:
Distribution Plan Payments	86,230	71,414
Amortization of Deferred Sales Commissions	23,739	21,679
Other	61,192	52,771
General & Administrative	144,276	132,041
Interest on Borrowings	5,965	5,936
Amortization of Intangible Assets	5,179	5,182
	773,519	664,678

Operating Income	379,303	270,033
Non-Operating Income	3,353	3,112

Income before Income Taxes	382,656	273,145

Income Taxes	34,574	20,171

NET INCOME	$348,082	$252,974

Operating Income Margin	32.9%	28.9%

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ALLIANCEBERNSTEIN HOLDING L.P.
(THE PUBLICLY TRADED PARTNERSHIP)
SUMMARY STATEMENTS OF INCOME
(unaudited, $ thousands except per unit amounts)

	Three Months Ended
	9/30/07	9/30/06

Equity in Earnings of Operating Partnership	$114,856	$82,028

Income Taxes	10,028	8,025

NET INCOME	104,828	74,003

Additional Equity in Earnings of Operating Partnership (1)	1,219	1,238

NET INCOME - Diluted (2)	$106,047	$75,241

DILUTED NET INCOME PER UNIT	$1.20	$0.87

DISTRIBUTION PER UNIT	$1.20	$0.87

(1) To reflect higher ownership in the Operating Partnership resulting from application of the treasury stock method to outstanding options.
(2) For calculation of Diluted Net Income per Unit.

ALLIANCEBERNSTEIN AND ALLIANCEBERNSTEIN HOLDING
UNITS OUTSTANDING AND WEIGHTED AVERAGE UNITS OUTSTANDING
SEPTEMBER 30, 2007

		Weighted Average Units
		Three Months Ended
	Period End
	Units	Basic	Diluted

AllianceBernstein	260,118,297	260,074,037	261,599,278

AllianceBernstein Holding	86,724,454	86,680,194	88,205,435

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ALLIANCEBERNSTEIN L.P.
ASSETS UNDER MANAGEMENT
THREE MONTHS ENDED SEPTEMBER 30, 2007
($ millions)

	Institutional		Private
	Investments	Retail	Client	Total

Beginning of Period	$500,606	$185,412	$106,924	$792,942

Sales/New accounts	18,073	9,689	4,637	32,399
Redemptions/Terminations	(14,789)	(9,083)	(1,112)	(24,984)
Cash flow	(5,362)	(338)	(971)	(6,671)
Unreinvested dividends	(1)	(235)	(118)	(354)
Net inflows/(outflows)	(2,079)	33	2,436	390

Transfers (1)	774	(471)	(303)	-

Market appreciation	13,474	4,386	1,576	19,436

End of Period	$512,775	$189,360	$110,633	$812,768

(1) Transfer of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.

ALLIANCEBERNSTEIN L.P.
ASSETS UNDER MANAGEMENT
TWELVE MONTHS ENDED SEPTEMBER 30, 2007
($ millions)

	Institutional		Private
	Investments	Retail	Client	Total

Beginning of Period	$417,818	$153,906	$87,559	$659,283

Sales/New accounts	68,151	47,109	18,295	133,555
Redemptions/Terminations	(36,402)	(36,218)	(4,119)	(76,739)
Cash flow	(17,051)	(165)	(4,119)	(21,335)
Unreinvested dividends	(2)	(1,147)	(510)	(1,659)
Net inflows	14,696	9,579	9,547	33,822

Transfers (1)	59	(495)	436	-

Market appreciation	80,202	26,370	13,091	119,663

End of Period	$512,775	$189,360	$110,633	$812,768

(1) Transfer of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.

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ALLIANCEBERNSTEIN L.P.
ASSETS UNDER MANAGEMENT
BY INVESTMENT SERVICE
AT SEPTEMBER 30, 2007
($ millions)

	Institutional Investments	Retail	Private Client	Total
Equity:
Value
U.S.	$54,125	$36,189	$27,074	$117,388
Global & International	195,839	58,366	26,317	280,522
	249,964	94,555	53,391	397,910
Growth
U.S.	32,558	25,687	15,786	74,031
Global & International	85,761	23,338	12,400	121,499
	118,319	49,025	28,186	195,530

Total Equity	368,283	143,580	81,577	593,440

Fixed Income:
U.S.	73,975	10,870	28,461	113,306
Global & International	50,442	30,052	557	81,051
	124,417	40,922	29,018	194,357

Index/Structured:
U.S.	14,321	4,858	28	19,207
Global & International	5,754	-	10	5,764
	20,075	4,858	38	24,971

Total:
U.S.	174,979	77,604	71,349	323,932
Global & International	337,796	111,756	39,284	488,836
	$512,775	$189,360	$110,633	$812,768

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ALLIANCEBERNSTEIN L.P.
ASSETS UNDER MANAGEMENT
($ millions)

	Three Month Period		Twelve Month Period
	9/30/07	9/30/06	9/30/07	9/30/06

Ending Assets Under Management	$812,768	$659,283	$812,768	$659,283

Average Assets Under Management	$793,668	$641,405	$745,067	$608,345

ALLIANCEBERNSTEIN L.P.
ASSETS UNDER MANAGEMENT
BY CLIENT DOMICILE
AT SEPTEMBER 30, 2007
($ millions)

	Institutional Investments	Retail	Private Client	Total

U. S. Clients	$247,221	$143,391	$107,022	$497,634
Non-U.S. Clients	265,554	45,969	3,611	315,134
	$512,775	$189,360	$110,633	$812,768

www.alliancebernstein.com

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